EXCHANGE PLACE ADVISORS TRUST

NORTH SQUARE KENNEDY MICROCAP FUND

Class A: NKAAX*

Class I: NKMCX

(the “Fund”)

Supplement dated April 22, 2025, to the Fund’s
Summary Prospectus, Prospectus, and Statement of Additional Information
each dated June 8, 2024, as supplemented

This Supplement provides new and additional information beyond that contained in the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”)

and should be read in conjunction with the Summary Prospectus, Prospectus, and SAI.

Effective April 22, 2025, Anna Damato, Ph.D., will be added as a co-portfolio manager for the Fund. She joins Sean McMahon who remains as lead portfolio manager of the Fund.

Accordingly, the following changes are made to the Fund’s Summary Prospectus, Prospectus, and SAI:

1.	In the Summary Prospectus and under the “SUMMARY SECTION – NORTH SQUARE KENNEDY MICROCAP FUND” of the Prospectus, the paragraph entitled “Portfolio Manager” is deleted and replaced with the following:

Portfolio Managers

The Sub-Adviser’s portfolio managers are Sean McMahon and Anna Damato, Ph.D. Mr. McMahon is the lead portfolio manager and is primarily responsible for the day-to-day management of the Fund’s portfolio. He has been a portfolio manager of the Fund since the Fund’s inception in June 2024. Ms. Damato has been a portfolio manager of the Fund since April 2025.

2.	Under the “MANAGEMENT OF THE FUND” section of the Prospectus, the paragraph entitled “Portfolio Manager” is deleted and replaced with the following:

Portfolio Managers

Portfolio Managers for Kennedy Capital

The Portfolio of the North Square Kennedy MicroCap Fund is managed by Sean McMahon and Anna Damato, Ph.D.

Sean McMahon has approximately 20 years of investment experience and serves as Portfolio Manager for Kennedy Capital’s micro cap and micro cap opportunities strategies. Sean also serves as Assistant Portfolio Manager for Kennedy Capital’s extended small cap strategy. Sean joined Kennedy Capital in 2005 following his internship at Kennedy Capital. Sean earned a B.S. in Business Administration from the University of Missouri – St. Louis and an M.B.A. from Washington University.

Anna Damato, Ph.D., serves as Assistant Portfolio Manager for Kennedy Capital’s micro cap opportunities, global health care, and biotechnology sector strategies and Research Analyst. As a Research Analyst, Anna is responsible for selecting and monitoring securities within the health care sector of Kennedy Capital’s universe. Anna joined Kennedy Capital in January 2023 after gaining experience in equity analysis through the firm’s Biotechnology Equity Research Fellowship, a program she now manages at the firm. Anna graduated magna cum laude earning a B.A. in Neuroscience from The College of Wooster and a Ph.D. in Biology and Biomedical Sciences (Neuroscience) from Washington University. Anna’s doctorial research included both preclinical and clinical studies, with a focus on neuro-oncology.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Fund.

*       Share class not currently offered.

Please retain this Supplement for future reference.

3.	Under the “MANAGEMENT OF THE FUND” section of the SAI, the paragraph entitled “Portfolio Manager” is deleted and replaced with the following:

Portfolio Managers

The Fund is managed by Sean McMahon and Anna Damato, Ph.D.

Other Accounts Managed by the Portfolio Managers. Information on these other accounts is as follows, as of March 31, 2025.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Sean McMahon	0	$0	2	$75.29	70	$680.25
Anna Damato	1	$44.17	5	$301.38	60	$76.95

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Sean McMahon	0	$0	0	$0	0	$0
Anna Damato	0	$0	1	$0.84	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by a portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by a portfolio manager. In such instances, securities will be allocated in accordance with the Adviser’s or Sub-Adviser’s trade allocation policy.

Compensation. The portfolio managers each receive a base salary. The portfolio managers can also earn an increase in base salary based on revenue generated by the strategy/strategies managed by the portfolio managers. This revenue is directly tied to the value of assets managed by the portfolio managers, which would include the Fund’s assets as well as (i) a bonus that is based on the performance of the strategy/strategies managed by the portfolio managers relative to its benchmark and peer group, and (ii) a bonus based on the assessment of the portfolio managers’ contribution toward firm-wide goals. The portfolio managers may participate in the Sub-Adviser’s retirement plan, own equity in the firm, and may be offered additional opportunities to purchase equity in the firm in the form of shares or incentive units.

Ownership of the Fund by the Portfolio Managers. The following chart sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2025, using the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Fund / Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund
North Square Kennedy MicroCap Fund
Sean McMahon	$500,001-$1,000,000
Anna Damato	None